SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           July 6, 1998
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                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
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 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri         63005
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (314) 530-8000
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Item 5.   Other Events.
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           On July 6, 1998, the Registrant announced that its Board
of Directors had authorized the repurchase of up to 2,700,000 shares of the Company's class A common stock, $.01 par value, to be made from time to time over the next five years in open market transactions. For further information with respect thereto, reference is hereby made to the Registrant's press release issued July 6, 1998 annexed to this Current Report as Exhibit 99, the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          -----------------------------------

          (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Robert L. Kelley
                              ------------------------------
                              Robert L. Kelley
                              Vice President - General Counsel


Dated: July 7, 1998
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                        INDEX TO EXHIBITS

Exhibit        Description
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99             Press Release of the Registrant issued July 6, 1998